Exhibit 99.1

SANCHEZ ENERGY CORPORATION

AMENDED AND RESTATED

2011 LONG TERM INCENTIVE PLAN

SECTION 1.        Purpose of the Plan.

The Sanchez Energy Corporation 2011 Long Term Incentive Plan was originally adopted by Sanchez Energy Corporation, a Delaware corporation (the “Company”), on November 25, 2011 and was amended and restated on May 23, 2012 (as so amended and restated, the “Plan”).  The Plan is intended to promote the interests of the Company by providing to Employees, consultants and Directors incentive compensation awards based on Common Shares to encourage superior performance.  The Plan is also contemplated to enhance the ability of the Company and its Affiliates and Subsidiaries to attract and retain the services of individuals who are essential for the growth and profitability of the Company and to encourage them to devote their best efforts to advancing the business of the Company.

SECTION 2.        Definitions.

As used in the Plan, the following terms shall have the meanings set forth below:

“Affiliate” means, with respect to any Person, any other Person that directly or indirectly through one or more intermediaries controls, is controlled by or is under common control with, the Person in question. As used herein, the term “control” means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of a Person, whether through ownership of voting securities, by contract or otherwise.

“Award” means an Option, Stock Appreciation Right, share of Restricted Stock, share of Phantom Stock, Other Stock-Based Award, or a Stock Award granted under the Plan.

“Award Agreement” means the written or electronic agreement by which an Award shall be evidenced.

“Board” means the Board of Directors of the Company.

“Change of Control” means, and shall be deemed to have occurred upon one or more of the following events:

(i)            any “person” or “group” within the meaning of those terms as used in Sections 13(d) and 14(d)(2) of the Exchange Act, other than a Sanchez Group Member, shall become the beneficial owner, by way of merger, consolidation, recapitalization, reorganization or otherwise, of 50% or more of the combined voting power of the equity interests in the Company;

(ii)           the shareholders of the Company approve and implement, in one or a series of transactions, a plan of complete liquidation of the Company; or

(iii)          the sale or other disposition by the Company of all or substantially all of its assets in one or more transactions to any Person other than a Sanchez Group Member.

Notwithstanding the foregoing, with respect to an Award that is subject to Section 409A of the Internal Revenue Code of 1986, as amended, “Change of Control” shall mean a “change of control event” as defined in the regulations and guidance issued under Section 409A.

“Committee” means the Board, the Compensation Committee of the Board or such other committee as may be appointed by the Board to administer the Plan.

“Common Shares” means the Company’s common stock, par value $0.01.

“Company IPO” means an initial public offering of the Company’s equity securities that is registered under the Securities Act of 1933, as amended.

“Director” means a member of the board of directors of the Company.

“Disability” means, unless provided otherwise in the Award Agreement, an illness or injury that lasts at least six continuous months, is expected to be permanent and renders the Participant unable to carry out his or her duties to the Board, the Company or a Sanchez Group Member, as the case may be.

“Employee” means an employee of the Company, a Subsidiary of the Company or a Sanchez Group Member.

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Fair Market Value” means the closing sales price of a Common Share on the principal national securities exchange or other market in which trading in Common Shares occurs on the applicable date (or, if there is no trading in the Common Shares on such date, on the next preceding date on which there was trading) as reported in The Wall Street Journal (or other reporting service approved by the Committee). If Common Shares are not traded on a national securities exchange or other market at the time a determination of fair market value is required to be made hereunder, the determination of fair market value shall be made in good faith by the Committee.

“Option” means an option to purchase Common Shares granted under the Plan.

“Other Stock-Based Award” means an Award granted pursuant to Section 6(d).

“Participant” means an Employee, consultant or Director granted an Award under the Plan.

“Person” means an individual or a corporation, limited liability company, partnership, joint venture, trust, unincorporated organization, association, governmental agency or political subdivision thereof or other entity.

“Phantom Stock” means notional shares granted under the Plan that upon vesting entitle the Participant to receive  Common Shares or an amount of cash equal to the Fair Market Value of such Common Shares, as determined by the Committee in its discretion.

“Restricted Period” means the period established by the Committee with respect to an Award during which the Award remains subject to forfeiture and is either not exercisable by or payable to the Participant, as the case may be.

“Restricted Stock” means Common Shares granted under the Plan that are subject to a Restricted Period.

“Rule 16b-3” means Rule 16b-3 promulgated by the SEC under the Exchange Act or any successor rule or regulation thereto as in effect from time to time.

“Sanchez Group Member” means Sanchez Oil & Gas Corporation, a Delaware corporation, Sanchez Energy Partners I, LP, a Delaware limited partnership, and their Affiliates (other than the Company).

“SDR” means a dividend paid by the Company with respect to a share of Restricted Stock.

“SEC” means the Securities and Exchange Commission, or any successor thereto.

“Stock Appreciation Right” or “SAR” means a contingent right that entitles the holder to receive all or part of the excess of the Fair Market Value of a Common Share on the exercise date of the SAR over the exercise price of the SAR.  Such excess shall be paid in Common Shares, cash or any combination thereof, in the discretion of the Committee.

“Stock Award” means a grant of a Common Share that is not subject to a Restricted Period.

“Subsidiary” means any entity (i) in which, at the relevant time, the Company owns or controls, directly or indirectly, not less than 50% of the total combined voting power represented by all classes of equity interests issued by such entity, (ii) as to which, at the relevant time, the Company has the right, directly or indirectly, to appoint or designate, either independently or jointly with another Person, 50% or more of the members of the board of directors or (iii) as to which at the relevant time, the Company, directly or indirectly, (A) owns or controls, directly or indirectly, not less than 50% of the total combined voting power represented by classes of equity interests issued by the general partner or managing member of such entity or (B) has the right, directly or indirectly, to appoint or designate, either independently or jointly with another Person, 50% or more of the members of the board of directors of the general partner or managing member thereof.

SECTION 3.        Administration.

The Plan shall be administered by the Committee. A majority of the Committee shall constitute a quorum, and the acts of the members of the Committee who are present at any meeting thereof at which a quorum is present, or acts unanimously approved by the members of the Committee in writing, shall be the acts of the Committee. Subject to the following and applicable law, the Committee, in its sole discretion, may delegate any or all of its powers and duties under the Plan, including the power to grant Awards under the Plan, to the Chief Executive Officer of the Company, subject to such limitations on such delegated powers and duties as the

Committee may impose, if any. Upon any such delegation, all references in the Plan to the “Committee,” other than in Section 7, shall be deemed to include the Chief Executive Officer; provided, however, that such delegation shall not limit the Chief Executive Officer’s right to receive Awards under the Plan. Notwithstanding the foregoing, the Chief Executive Officer may not grant Awards to, or take any action with respect to any Award previously granted to, a Person who is an officer subject to Rule 16b-3 or a member of the Board.  Subject to the terms of the Plan and applicable law, and in addition to other express powers and authorizations conferred on the Committee by the Plan, the Committee shall have full power and authority to: (i) designate Participants; (ii) determine the type or types of Awards to be granted to a Participant; (iii) determine the number of Common Shares to be covered by Awards; (iv) determine the terms and conditions of any Award; (v) determine whether, to what extent, and under what circumstances Awards may be settled, exercised, canceled, or forfeited; (vi) interpret and administer the Plan and any instrument or agreement relating to an Award made under the Plan; (vii) establish, amend, suspend, or waive such rules and regulations and appoint such agents as it shall deem appropriate for the proper administration of the Plan; and (viii) make any other determination and take any other action that the Committee deems necessary or desirable for the administration of the Plan.  The Committee may correct any defect or supply any omission or reconcile any inconsistency in the Plan or an Award Agreement in such manner and to such extent as the Committee deems necessary or appropriate.  Unless otherwise expressly provided in the Plan, all designations, determinations, interpretations, and other decisions under or with respect to the Plan or any Award shall be within the sole discretion of the Committee, may be made at any time and shall be final, conclusive, and binding upon all Persons, including the Company, any Affiliate of the Company, any Participant, and any beneficiary of any Award.

SECTION 4.        Common Shares.

(a)           Limits on Common Shares Deliverable.  Subject to adjustment as provided in Section 4(c), the maximum number of Common Shares that may be delivered with respect to Awards under the Plan shall be (i) until and up to a Company IPO, 15% of the aggregate number of issued and outstanding Common Shares as of the date of the adoption of the Plan and (ii) from and after a Company IPO, that greater number of Common Shares (which will subsume and include all Common Shares described in Section 4(a)(i), as adjusted to give effect to any split in the Common Shares effected in connection with a Company IPO) as is equal to 15% of the aggregate number of shares of stock of the Company that will be issued and outstanding immediately following the closing of a Company IPO, plus, upon the issuance of additional Common Shares from time to time, an automatic increase equal to the lesser of (A) 15% of the aggregate number of shares of stock of the Company issued and outstanding immediately following such issuance of additional Common Shares and (B) such lesser number of Common Shares as determined by the Committee; provided, however, that Common Shares withheld from an Award to either satisfy the Company’s or any Affiliate of the Company’s tax withholding obligations with respect to the Award or pay the exercise price of an Award shall not be considered to be Common Shares delivered under the Plan for this purpose.  If any Award is forfeited, cancelled, exercised, paid, or otherwise terminates or expires without the actual delivery of Common Shares pursuant to such Award (the grant of Restricted Stock is not a delivery of Common Shares for this purpose), the Common Shares subject to such Award shall again be available for Awards under the Plan. There shall not be any limitation on the number of Awards that may be paid in cash.

(b)           Sources of Common Shares Deliverable Under Awards.  Any Common Shares delivered pursuant to an Award shall consist, in whole or in part, of Common Shares newly issued by the Company, Common Shares acquired in the open market, from any Affiliate of the Company or from any other Person, or any combination of the foregoing, as determined by the Committee in its discretion.

(c)           Anti-dilution Adjustments.  With respect to any “equity restructuring” event that could result in an additional compensation expense to the Company pursuant to the provisions of Financial Accounting Standards Board Accounting Standards Codification Topic 718 — Stock Compensation (“FASB ASC Topic 718”), if adjustments to Awards with respect to such event were discretionary, the Committee shall equitably adjust the number and type of Common Shares covered by each outstanding Award and the terms and conditions, including the exercise price and performance criteria (if any), of such Award to equitably reflect such restructuring event and shall adjust the number and type of Common Shares (or other securities or property) with respect to which Awards may be granted after such event. With respect to any other similar event that would not result in a FASB ASC Topic 718 accounting charge if the adjustment to Awards with respect to such event were subject to discretionary action, the Committee shall have complete discretion to adjust Awards in such manner as it deems appropriate with respect to such other event.

SECTION 5.        Eligibility.

Any Employee, consultant or Director shall be eligible to be designated a Participant by the Committee and receive an Award under the Plan.

SECTION 6.        Awards.

(a)           Options and SARs.  The Committee shall have the authority to determine the Employees, consultants and Directors to whom Options and/or SARs shall be granted, the number of Common Shares to be covered by each Option or SAR, the exercise price therefor, the Restricted Period and other conditions and limitations applicable to the exercise of the Option or SAR, including the following terms and conditions and such additional terms and conditions, as the Committee shall determine, that are not inconsistent with the provisions of the Plan.

(i)            Exercise Price.  The exercise price per Common Share purchasable under an Option or subject to a SAR shall be determined by the Committee at the time the Option or SAR is granted but may not be less than the Fair Market Value of a Common Share as of the date of grant of the Option or SAR.

(ii)           Time and Method of Exercise.  The Committee shall determine the exercise terms and the Restricted Period with respect to an Option or SAR grant, which may include, without limitation, (A) a provision for accelerated vesting upon the death or Disability of a Participant, the achievement of specified performance goals or such other events as the Committee may provide, and (B) the method or methods by which payment of the exercise price with respect to an Option may be made or deemed to have been made, which may include, without limitation, cash, check acceptable to the Committee, withholding Common Shares from the Award, a “cashless-broker” exercise through procedures approved by the Committee, or any combination of the above methods, having a Fair Market Value on the exercise date equal to the relevant exercise price.

(iii)          Forfeitures.  Except as otherwise provided in the terms of the Option or SAR Award Agreement, upon termination of a Participant’s employment with or consulting services to the Company and its Affiliates or membership on the Board, whichever is applicable, for any reason during the applicable Restricted Period, all outstanding unvested Options and SARs awarded to the Participant shall be automatically forfeited on such termination.  The Committee may, in its discretion, waive in whole or in part such forfeiture with respect to a Participant’s Options or SARs.

(b)           Restricted Stock and Phantom Stock.  The Committee shall have the authority to determine the Employees, consultants and Directors to whom Restricted Stock and Phantom Stock shall be granted, the number of shares of Restricted Stock or Phantom Stock to be granted to each such Participant, the Restricted Period, the conditions under which the Restricted Stock or Phantom Stock may become vested or forfeited and such other terms and conditions as the Committee may establish with respect to such Awards which may include, without limitation, a provision for accelerated vesting upon the death or Disability of a Participant, the achievement of specified performance goals or such other events as the Committee may provide.

(i)            SDRs.  To the extent provided by the Committee, in its discretion, a grant of Restricted Stock may provide that the dividends paid by the Company with respect to the Restricted Stock shall be subject to the same forfeiture and other restrictions as the Restricted Stock and, if restricted, such dividends shall be held, without interest, until the Restricted Stock vests or is forfeited with the SDR being paid or forfeited at the same time, as the case may be.  In addition, the Committee may provide that such dividends be used to acquire additional Restricted Stock for the Participant.  Such additional Restricted Stock may be subject to such vesting and other terms as the Committee may proscribe.  Absent such a restriction on the SDRs in the Award Agreement, upon a dividend with respect to Restricted Stock, such dividend shall be paid promptly to the holder of the Restricted Stock without vesting restrictions.

(ii)           Forfeitures.  Except as otherwise provided in the terms of the Restricted Stock or Phantom Stock Award Agreement, upon termination of a Participant’s employment with or consulting services to the Company and its Affiliates or membership on the Board, whichever is applicable, for any reason during the applicable Restricted Period, all outstanding, unvested Restricted Stock and Phantom Stock awarded to the Participant shall be automatically forfeited on such termination.  The Committee may, in its discretion, waive in whole or in part such forfeiture with respect to a Participant’s Restricted Stock and/or Phantom Stock.

(iii)          Lapse of Restrictions.

(A)          Phantom Stock.  Upon or as soon as reasonably practical following the vesting of each share of Phantom Stock, subject to satisfying the tax withholding obligations of Section 8(b), the Participant shall be entitled to receive from the Company one Common Share or cash equal to the Fair Market Value of a Common Share, as determined by the Committee in its discretion.

(B)          Restricted Stock.  Upon or as soon as reasonably practical following the vesting of each share of Restricted Stock, subject to satisfying the tax withholding obligations of Section 8(b), the Participant shall be entitled to have the restrictions removed from his or her share certificate so that the Participant then holds an unrestricted Common Share.

(c)           Stock Awards.  Stock Awards may be granted under the Plan to such Employees, consultants and/or Directors and in such amounts as the Committee, in its discretion, may select.

(d)           Other Stock-Based Awards.  Other Stock-Based Awards may be granted under the Plan to such Employees, consultants and/or Directors and in such amounts as the Committee, in its discretion, may select. An Other Stock-Based Award shall be an award denominated or payable in, valued in or otherwise based on or related to Common Shares, in whole or in part. The Committee shall determine the terms and conditions of any such Other Stock-Based Award. Upon vesting, an Other Stock-Based Award may be paid in cash, Common Shares (including Restricted Stock) or any combination thereof as provided in the Award Agreement.

(e)           General.

(i)            Awards May Be Granted Separately or Together.  Awards may, in the discretion of the Committee, be granted either alone or in addition to, in tandem with, or in substitution for any other Award granted under the Plan or any award granted under any other plan of the Company or any of its Affiliates. Awards granted in addition to or in tandem with other Awards or awards granted under any other plan of the Company or any of its Affiliates may be granted either at the same time as or at a different time from the grant of such other Awards or awards.

(ii)           Limits on Transfer of Awards.

(A)          Except as provided in Section 6(e)(ii)(C), each Option and SAR shall be exercisable only by the Participant during the Participant’s lifetime, or by the Person to whom the Participant’s rights shall pass by will or the laws of descent and distribution.

(B)          Except as provided in Section 6(e)(ii)(C), no Award and no right under any such Award may be assigned, alienated, pledged, attached, sold or otherwise transferred or encumbered by a Participant and any such purported assignment, alienation, pledge, attachment, sale, transfer or encumbrance shall be void and unenforceable against the Company or any of its Affiliates.

(C)          To the extent specifically provided by the Committee with respect to an Option or SAR, an Option or SAR may be transferred by a Participant without consideration to immediate family members or related family trusts, limited partnerships or similar entities or on such terms and conditions as the Committee may from time to time establish.

(iii)          Term of Awards. The term of each Award shall be for such period as may be determined by the Committee.

(iv)          Stock Certificates. All certificates for Common Shares or other securities of the Company delivered under the Plan pursuant to any Award or the exercise thereof shall be subject to such stop transfer orders and other restrictions as the Committee may deem advisable under the Plan or the rules, regulations, and other requirements of the SEC, any stock exchange upon which such Common Shares or other securities are then listed, and any applicable federal or state laws, and the Committee may cause a legend or legends to be inscribed on any such certificates to make appropriate reference to such restrictions.

(v)           Consideration for Grants. Awards may be granted for such consideration, including services, as the Committee shall determine.

(vi)          Delivery of Common Shares or other Securities and Payment by Participant of Consideration.  Notwithstanding anything in the Plan or any Award Agreement to the contrary, delivery of Common Shares pursuant to the exercise or vesting of an Award may be deferred for any period during which, in the good faith determination of the Committee, the Company is not reasonably able to obtain Common Shares to deliver pursuant to such Award without violating applicable law or the applicable rules or regulations of any governmental agency or authority or securities exchange. No Common Shares or other securities shall be delivered pursuant to any Award until payment in full of any amount required to be paid pursuant to the Plan or the applicable Award Agreement (including, without limitation, any exercise price or tax withholding) is received by the Company.

SECTION 7.        Amendment and Termination.

Except to the extent prohibited by applicable law:

(a)           Amendments to the Plan. Except as required by the rules of the principal securities exchange on which the Common Shares are traded and subject to Section 7(b), the Committee may amend, alter, suspend, discontinue, or terminate the Plan in any manner, including increasing the number of Common Shares available for Awards under the Plan, without the consent of any Participant, other holder or beneficiary of an Award, or any other Person.

(b)           Amendments to Awards. Subject to Section 7(a), the Committee may waive any conditions or rights under, amend any terms of, or alter any Award theretofore granted, provided no change, other than pursuant to Section 7(c), in any Award shall materially reduce the rights or benefits of a Participant with respect to an Award without the consent of such Participant.

(c)           Actions Upon the Occurrence of Certain Events. Upon the occurrence of a Change of Control, any change in applicable law or regulation affecting the Plan or Awards thereunder, or any change in accounting principles affecting the financial statements of the Company, the Committee, in its sole discretion, without the consent of any Participant or holder of the Award, and on such terms and conditions as it deems appropriate, may take any one or more of the following actions in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan or an outstanding Award:

(i)            provide for either (A) the termination of any Award in exchange for an amount of cash, if any, equal to the amount that would have been attained upon the exercise of such Award or realization of the Participant’s rights at such time (and, for the avoidance of doubt, if as of the date of the occurrence of such transaction or event the Committee determines in good faith that no amount would have been attained upon the exercise of such Award or realization of the Participant’s rights, then such Award may be terminated by the Committee without payment) or (B) the replacement of such Award with other rights or property selected by the Committee in its sole discretion;

(ii)           provide that such Award be assumed by the successor or survivor entity, or a parent or subsidiary thereof, or be exchanged for similar options, rights or awards covering the equity of the successor or survivor, or a parent or subsidiary thereof, with appropriate adjustments as to the number and kind of equity interests and prices;

(iii)          make adjustments in the number and type of Common Shares (or other securities or property) subject to outstanding Awards, and in the number and kind of outstanding Awards or in the terms and conditions of (including the exercise price), and the vesting and performance criteria included in, outstanding Awards, or both;

(iv)          provide that such Award shall be exercisable or payable, notwithstanding anything to the contrary in the Plan or the applicable Award Agreement; and

(v)           provide that the Award cannot be exercised or become payable after such event, i.e., shall terminate upon such event.

Notwithstanding the foregoing, with respect to an above event that is an “equity restructuring” event that would be subject to a compensation expense pursuant FASB ASC Topic 718, the provisions in Section 4(c) shall control to the extent they are in conflict with the discretionary provisions of this Section 7.

SECTION 8.        General Provisions.

(a)           No Rights to Award. No Person shall have any claim to be granted any Award under the Plan, and there is no obligation for uniformity of treatment of Participants. The terms and conditions of Awards need not be the same with respect to each recipient.

(b)           Tax Withholding.  Unless other arrangements have been made that are acceptable to the Committee, the Company or any of its Affiliates is authorized to withhold from any Award, from any payment due or transfer made under any Award or from any compensation or other amount owing to a Participant the amount (in cash, Common Shares, Common Shares that would otherwise be issued pursuant to such Award or other property) of any applicable taxes payable in respect of the grant of an Award, its exercise, the lapse of restrictions thereon, or any payment or transfer under an Award or under the Plan and to take such other action as may be necessary in the opinion of the Committee to satisfy the withholding obligations for the payment of such taxes.

(c)           No Right to Employment or Services.  The grant of an Award shall not be construed as giving a Participant the right to be retained in the employ of the Company or any of its Affiliates, to continue consulting services or to remain on the Board, as applicable.  Furthermore, the Company or any of its Affiliates may at any time dismiss a Participant from employment free from any liability or any claim under the Plan, unless otherwise expressly provided in the Plan, any Award Agreement or other agreement.

(d)           Governing Law. The validity, construction, and effect of the Plan and any rules and regulations relating to the Plan shall be determined in accordance with the laws of the State of Delaware without regard to its conflicts of laws principles.

(e)           Severability.  If any provision of the Plan or any Award is or becomes or is deemed to be invalid, illegal, or unenforceable in any jurisdiction or as to any Person or Award, or would disqualify the Plan or any Award under any law deemed applicable by the Committee, such provision shall be construed or deemed amended to conform to the applicable law or, if it cannot be construed or deemed amended without, in the determination of the Committee, materially altering the intent of the Plan or the Award, such provision shall be stricken as to such jurisdiction, Person or Award and the remainder of the Plan and any such Award shall remain in full force and effect.

(f)            Other Laws.  The Committee may refuse to issue or transfer any Common Shares or other consideration under an Award if, in its sole discretion, it determines that the issuance or transfer of such Common Shares or such other consideration might violate any applicable law or regulation, the rules of the principal securities exchange on which the Common Shares are then traded, or entitle the Company or any of its Affiliates to recover the same under Section 16(b) of the Exchange Act, and any payment tendered to the Company by a Participant, other holder or beneficiary in connection with the exercise of such Award shall be promptly refunded to such Participant, holder or beneficiary.

(g)           No Trust or Fund Created.  Neither the Plan nor any Award shall create or be construed to create a trust or separate fund of any kind or a fiduciary relationship between the Company or any participating Affiliate of the Company and a Participant or any other Person.  To the extent that any Person acquires a right to receive payments from the Company or any participating Affiliate of the Company pursuant to an Award, such right shall be no greater than the right of any general unsecured creditor of the Company or any participating Affiliate of the Company.

(h)           No Fractional Common Shares.  No fractional Common Shares shall be issued or delivered pursuant to the Plan or any Award, and the Committee shall determine whether cash, other securities, or other property shall be paid or transferred in lieu of any fractional Common Shares or whether such fractional Common Shares or any rights thereto shall be canceled, terminated, or otherwise eliminated.

(i)            Headings.  Headings are given to the Sections and subsections of the Plan solely as a convenience to facilitate reference.  Such headings shall not be deemed in any way material or relevant to the construction or interpretation of the Plan or any provision thereof.

(j)            Facility Payment.  Any amounts payable hereunder to any Person under legal disability or who, in the judgment of the Committee, is unable to manage properly his or her financial affairs, may be paid to the legal representative of such Person, or may be applied for the benefit of such Person in any manner that the Committee may select, and the Company shall be relieved of any further liability for payment of such amounts.

(k)           Gender and Number.  Words in the masculine gender shall include the feminine gender, the plural shall include the singular and the singular shall include the plural.

SECTION 9.        Term of the Plan.

The Plan shall be effective on the date it is approved by the shareholders of the Company, if such approval is required by the rules of the principal securities exchange on which the Common Shares are traded or, if such approval is not required, then on the date the Plan is adopted by the Company and shall continue until the earliest of (i) the date it is terminated by the Board, (ii) all Common Shares available under the Plan have been paid to Participants, or (iii) the 10th anniversary of the date the Plan is approved as provided above.  However, any Award granted prior to such termination, and the authority of the Committee to amend, alter, adjust, suspend, discontinue, or terminate any such Award or to waive any conditions or rights under such Award, shall extend beyond such termination date.